UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2010

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The information set forth under Item 7.01 hereof is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Boyd Gaming Corporation (the “Company”) is filing this Current Report on Form 8-K to disclose certain recasted historical quarterly basic pro forma financial statements and other supporting schedules, showing the effect of the consolidation, of Marina District Development Company, LLC, the entity that owns and operates the Borgata Hotel Casino & Spa in Atlantic City, New Jersey (“Borgata”), the Company’s 50% joint venture. These recasted financial statements reflect the consolidation of Borgata as if the consolidation had occurred as of January 1, 2009, and for the quarterly periods within the year ended December 31, 2009, for comparability purposes.

In March 2010, an amendment to the Company’s Operating Agreement with the Company’s joint venture partner, MGM MIRAGE (“MGM”) became effective, which among other things, resulted in the elimination of the participating rights previously held by MGM. As a result, the Company effectively obtained control of Borgata upon the effective date of the amendment. This change in control requires acquisition method accounting in accordance with ASC Topic 810. Under the appropriate authoritative guidance, the Company’s previously held equity interest was re-measured to fair value at the date control was obtained. Although not presently required, the Company is providing the attached pro forma historical financial information for comparable purposes, however, the Company will also include this information in future filings, as required and/or as necessary.

The financial statements and schedules are furnished as Exhibits 99.1 through 99.4 hereto and are incorporated herein by reference. The financial statements and schedules specifically include Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009 and the related Unaudited Pro Forma Condensed Consolidated Statements of Operations, Schedules of Pro Forma Adjusted Earnings, Pro Forma Net Revenues and Adjusted EBITDA by Segment, and Pro Forma Reconciliations of Adjusted EBITDA to EBITDA and Net Income (Loss) for the three months ended March 31, 2009, the three and six months ended June 30, 2009, the three and nine months ended September 31, 2009 and the three months and year ended December 31, 2009.

The financial statements and schedules for such periods, other than as indicated above, have not been updated to reflect any financial results subsequent to that date of such statements and schedules.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three months ended March 31, 2009

99.2	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three and six months ended June 30, 2009

99.3	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three and nine months ended September 30, 2009

99.4	Pro Forma Unaudited Financial Statements and Supporting Schedules as of and for the three months and year ended December 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010	Boyd Gaming Corporation

/S/ JOSH HIRSBERG
Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer